                                                                      EXHIBIT 99


                                       CONDENSED CONSOLIDATED BALANCE SHEETS
                                         (In thousands, except share data)
                                                   June 30, 2003


                                                     ASSETS
 Cash and Cash Equivalents:                                                             Corrected         Reported
                                                                                        ---------         --------
  Cash and due from banks                                                                  $1,278           $1,278
  Interest bearing deposits in banks                                                        5,644            5,644
                                                                                            -----            -----
     Total Cash and Cash Equivalents                                                        6,922            6,922

Securities available for sale                                                              25,529           25,529
Loans, net of allowance for loan losses of $643,000 at June 30, 2003                       67,041           67,041
Foreclosed assets, net                                                                         31               31
Premises and equipment, net                                                                 2,629            2,629
Accrued interest receivable                                                                   591              591
Bank owned life insurance                                                                   1,157            1,157
Other assets                                                                                  260              260
                                                                                              ---              ---

     Total Assets                                                                        $104,160         $104,160
                                                                                         ========         ========

                                      LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                                      $9,176           $9,176
 Interest-bearing                                                                          74,281           74,281
                                                                                           ------           ------
     Total Deposits                                                                        83,457           83,457

Advances from Federal Home Loan Bank                                                        3,000            3,000
Repurchase agreements                                                                       6,313            6,313
Advances from Borrowers for taxes and insurance                                               134              134
Accrued interest payable                                                                      141              141
Accrued income taxes                                                                          149*             160
Deferred income taxes                                                                         190*             217
Accrued expenses                                                                              509*             219
                                                                                              ----             ---
     Total Liabilities                                                                     93,893*          93,641
                                                                                           ------           ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
  No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares,
  859,625 shares issued and outstanding                                                         9                9
Additional paid-in capital                                                                  8,413*           8,383
Retained earnings                                                                           6,843*           6,906
Treasury stock, at cost (334,708 shares June 30, 2003)                                    (4,856)          (4,856)
Accumulated other comprehensive income                                                        409              409
Common stock acquired by ESOP/RRP/DRP                                                       (551)*           (332)
                                                                                            -----            -----
     Total Stockholders' Equity                                                            10,267*          10,519
                                                                                           ------           ------

     Total Liabilities and Stockholders' Equity                                          $104,160         $104,160
                                                                                         ========         ========

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                        CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            For the Quarter Ended June 30, 2003
                           (In thousands, except per share data)


                                                                 Corrected        Reported
                                                                 ---------        --------
Interest and dividend income:
  Interest on loans, including fees                                $1,154           $1,154
  Debt securities:
     Taxable                                                          251              251
     Tax-exempt                                                        15               15
  Dividends                                                            13               13
                                                                       --               --
     Total interest income                                          1,433            1,433
                                                                    -----            -----

Interest expense:
  Interest on deposits                                                388              388
Interest on FHLB advances                                              41               41
Interest on repurchase agreements                                      28               28
                                                                       --               --
      Total interest expense                                          457              457
                                                                      ---              ---

       Net interest income                                            976              976

Provision for loan losses                                              15               15
                                                                       --               --

    Net interest income after provision                               961              961
                                                                      ---              ---

Non-interest income:
  Charges and fees on deposit accounts                                162              162
  Charges and other fees on loans                                      32               32
  Gain on sale of loans                                                94               94
  Other non-interest income                                            69               69
                                                                       --               --
   Total other income                                                 357              357
                                                                      ---              ---

Non-interest expense:
  Compensation and employee benefits                                  524*             423
  Occupancy and equipment                                             114              114
  Data Processing                                                      33               33
  Audit, legal and other professional                                  30               30
  Advertising                                                          18               18
  Telephone and postage                                                25               25
  Loss on sale of foreclosed assets                                     7                7
  Other                                                               129              129
                                                                      ---              ---
   Total other expenses                                               880*             779
                                                                      ---              ---

    Income before income tax                                          438*             539

Provision for income taxes                                            164*             202
                                                                      ---              ---

   Net Income                                                        $274*            $337
                                                                     ====             ====

Earnings Per Share-Basic                                            $0.57*           $0.68
Earnings Per Share-Diluted                                          $0.54*           $0.67

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.

                                     CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                           For the Quarter Ended June 30, 2003
                                                     (In thousands)

                                                                                       Corrected       Reported
                                                                                       ---------       --------
Cash flows from operating activities:
   Net income                                                                             $274*           $337
    Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                                              57             57
     Provision for loan losses                                                               15             15
     Net amortization and accretion on investments                                           49             49
     Amortization of mortgage servicing rights                                               37            ---
     ESOP shares allocated                                                                   33             32
     Compensation related to exercise of options                                              1*           ---
     Deferred income taxes                                                                 (26)*           ---
     Decrease in accrued interest receivable                                                 11             11
     Increase in Bank Owned Life Insurance                                                  (14)           (14)
     (Increase) decrease in other assets                                                    (14)            23
     Decrease in accrued interest payable                                                    (8)            (8)
     Increase in accrued income taxes                                                       139*           150
     Increase (decrease)  in accrued expenses                                               238*           (52)
     Originations of mortgage loans held for sale                                        (5,165)           ---
     Proceeds from sale of mortgage loans                                                 5,259            ---
     FHLB stock dividends                                                                    (9)            (9)
     Gain on sale of loans                                                                  (94)           (94)
     Loss on sale of foreclosed assets                                                        7              7
                                                                                              -              -

         Net cash provided by operating activities                                          790*           504
                                                                                            ---            ---

   Cash flows from investing activities:
     Proceeds from maturities of securities available for sale                               32             32
     Purchase of securities available for sale                                             (242)          (242)
     Purchase of mortgage-backed securities available for sale                           (6,667)        (6,667)
     Federal Reserve Bank Stock purchased                                                   (11)           (11)
     Repayment of principal on mortgage-backed securities                                 2,634          2,634
     Net change in loans receivable                                                      (2,749)        (7,367)
     Purchase of loans or participations                                                    ---           (537)
     Proceeds from sale or participation of originated loans                                ---          5,250
     Proceeds from sale of foreclosed assets                                                  4              4
     Purchase of premises and equipment                                                     (97)           (97)
                                                                                           ----           ----

       Net cash used in investing activities                                             (7,096)        (7,001)
                                                                                         ------         ------

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                               For The Quarter Ended June 30, 2003
                                         (In thousands)

                                                                  Corrected          Reported
                                                                  ---------          --------
Cash flows from financing activities:
   Net increase in deposits                                           $715             $715
   Net decrease in repurchase agreements                              (117)            (117)
   Increase in advances from borrowers
      for taxes and insurance                                           36               36
   Purchase of incentive plan shares                                  (220)*             ---
   Dividends paid                                                     (207)            (207)
   Options exercised                                                   ---*             (29)
                                                                       ---             ----

   Net cash provided by  financing activities                          207*             398
                                                                       ---              ---

Decrease in cash and cash equivalents                               (6,099)          (6,099)
Cash and cash equivalents at beginning of period                    13,021           13,021
                                                                    ------          -------

Cash and cash equivalents at end of period                          $6,922           $6,922
                                                                    ======           ======

Supplemental Disclosures:
 Additional Cash Flows Information:
   Cash paid for:
     Interest on deposits, advances and
       repurchase agreements                                          $465             $465
     Income taxes:
      Federal                                                          ---              ---
      State                                                             52               52
Schedule of Non-Cash Investing Activities:
     Loans transferred to foreclosed real estate                       ---              ---
     Foreclosed real estate refinanced as loans                         43               43

Schedule of Non-cash Financing Activities:
     Options exercised                                                 ---                1

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                               CONDENSED CONSOLIDATED BALANCE SHEETS
                                        September 30, 2003
                                 (In thousands, except share data)

                                                                            Corrected         Reported
                                                                            ---------         --------
                                          ASSETS
Cash and Cash Equivalents:
  Cash and due from banks                                                     $1,265           $1,265
  Interest bearing deposits in banks                                           2,257            2,257
                                                                               -----            -----
     Total Cash and Cash Equivalents                                           3,522            3,522

  Securities available for sale                                               24,639           24,639
Loans, net of allowance for loan losses of $676,000 at September 30, 2003     66,574           66,574
Foreclosed assets, net                                                           ---              ---
Premises and equipment, net                                                    2,739            2,739
Accrued interest receivable                                                      694              694
Prepaid income taxes                                                               3*             ---
Bank owned life insurance                                                      1,168            1,168
Other assets                                                                     339              339
                                                                                 ---              ---

     Total Assets                                                            $99,678*         $99,675
                                                                             =======          =======
                           LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                         $6,898           $6,898
 Interest-bearing                                                             74,217           74,217
                                                                              ------           ------
     Total Deposits                                                           81,115           81,115

Advances from Federal Home Loan Bank                                           4,900            4,900
Repurchase agreements                                                          2,582            2,582
Advances from Borrowers for taxes and insurance                                   51               51
Accrued interest payable                                                         126              126
Accrued income taxes                                                             ---*              11
Deferred income taxes                                                             64*              94
Accrued expenses                                                                 457*             152
                                                                                 ----             ---
     Total Liabilities                                                        89,295*          89,031
                                                                              ------           ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
  No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares
  859,625 shares issued and outstanding                                            9                9
Additional paid-in capital                                                     8,432*           8,394
Retained earnings                                                              7,137*           7,512
Treasury stock, at cost (334,708 shares September 30, 2003)                  (4,856)          (4,856)
Accumulated other comprehensive income                                           201              201
Common stock acquired by ESOP/RRP/DRP                                          (540)*           (316)
                                                                               -----            -----
     Total Stockholders' Equity                                               10,383*          10,644
                                                                              ------           ------

     Total Liabilities and Stockholders' Equity                              $99,678*         $99,675
                                                                             =======          =======

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                          CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                 For the Three and Six Month Periods Ended September 30, 2003
                                             (In thousands, except per share data)


                                                            Three Month Period                      Six Month Period
                                                            ------------------                      ----------------

                                                       Corrected          Reported             Corrected         Reported
                                                       ---------          --------             ---------         --------
Interest and dividend income:
  Interest on loans, including fees                      $1,143            $1,143                $2,297           $2,297
  Debt securities:
    Taxable                                                 224               224                   475              475
    Tax-exempt                                               17                17                    32               32
  Dividends                                                  12                12                    25               25
                                                             --                --                    --               --
     Total interest income                                1,396             1,396                 2,829            2,829
                                                          -----             -----                 -----            -----

Interest expense:
  Interest on deposits                                      337               337                   725              725
  Interest on FHLB advances                                  42                42                    83               83
  Interest on repurchase agreements                          19                19                    47               47
                                                             --                --                    --               --
   Total interest expense                                   398               398                   855              855
                                                            ---               ---                   ---              ---

    Net interest income                                     998               998                 1,974            1,974
Provision for loan losses                                    30                30                    45               45
                                                             --                --                    --               --
    Net interest income after provision                     968               968                 1,929            1,929
                                                            ---               ---                 -----            -----

Non-interest income:
  Charges and fees on deposit accounts                      195               195                   357              357
  Charges and other fees on loans                            13                13                    45               45
  Other non-interest income                                  54                54                   109              109
  Life insurance proceeds                                    11                11                    25               25
  Net gain on sale of loans                                  44                44                   138              138
  Net gain on sale of foreclosed assets                      14                14                     7                7
                                                             --                --                     -                -
   Total other income                                       331               331                   681              681
                                                            ---               ---                   ---              ---

Non-interest expense:
  Compensation and employee benefits                        455*              437                   979*             860
  Occupancy and equipment                                   129               129                   243              243
  Data Processing                                            35                35                    68               68
  Audit, legal and other professional                        36                36                    66               66
  Advertising                                                22                22                    40               40
  Telephone and postage                                      27                27                    52               52
  Other                                                     120               120                   249              249
                                                            ---               ---                   ---              ---
   Total other expenses                                     824*              806                 1,697*           1,578
                                                            ---               ---                 -----            -----

    Income before income tax                                475*              493                   913*           1,032

Provision for income taxes                                  181*              187                   345*             389
                                                            ---               ---                   ---              ---

   Net Income                                              $294*             $306                  $568*            $643
                                                           ====              ====                  ====             ====

Earnings Per Share-Basic                                  $0.61             $0.61                 $1.18*           $1.29
Earnings Per Share-Diluted                                $0.57*            $0.60                 $1.11*           $1.29

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                     For the Three and Six Month Periods Ended September 30, 2003
                                                            (In thousands)


                                                               Three Month Period                      Six Month Period
                                                               ------------------                      ----------------

                                                           Corrected          Reported             Corrected         Reported
                                                           ---------          --------             ---------         --------
Cash flows from operating activities:
   Net income                                                 $294*             $306                  $568*            $643
   Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                 74                74                   131              131
     Provision for loan losses                                  30                30                    45               45
     Net amortization and accretion on investments              65                65                   114              114
     Amortization of mortgage service rights                    37               ---                    74              ---
     ESOP shares allocated                                      35                35                    68               67
     Compensation related to options exercised                 ---               ---                     1*             ---
     Increase in accrued interest receivable                  (103)             (103)                  (92)             (92)
     Increase in Bank Owned Life Insurance                     (11)              (11)                  (25)             (25)
     Increase in other assets                                 (116)             (102)                 (130)             (79)
     Decrease in accrued interest payable                      (15)              (15)                  (23)             (23)
     (Decrease) increase in accrued income taxes              (149)             (149)                  (10)*              1
     (Decrease) increase in accrued expenses                   (52)*             (67)                  186*            (119)
     Deferred taxes                                            ---*                2                   (26)*              2
     Prepaid income taxes                                       (3)*             ---                    (3)*            ---
     FHLB Stock dividends                                      (10)               (9)                  (19)             (18)
     Originations of mortgage loans held for sale           (3,751)              ---                (8,916)             ---
     Proceeds from sale of mortgage loans                    3,795               ---                 9,054              ---
     Gain on sale of loans                                     (44)              (44)                 (138)            (138)
     Net gain on sale of foreclosed assets                     (14)              (14)                   (7)              (7)
                                                              ----              ----                   ---              ---

       Net cash provided by (used in) operating activities      62*               (2)                  852*             502
                                                                --                                     ---              ---

   Cash flows from investing activities:
     Proceeds from maturities of securities available for sale ---               ---                    32               32
     Purchase of securities available for sale                 ---               ---                  (242)            (242)
     Purchase of mortgage-backed securities
               available for sale                           (2,792)           (2,792)               (9,459)          (9,459)
     Federal Reserve Bank Stock purchased                      ---               ---                   (11)             (11)
     Repayment of principal- mortgage-backed securities      3,293             3,293                 5,927            5,927
     Net change in loans receivable                            473            (4,282)               (2,276)         (11,649)
     Purchased loans or participations                         ---               ---                   ---             (537)
     Proceeds from sale or participation of originated loans   ---             4,822                   ---           10,072
     Proceeds from sale of foreclosed assets                     9                 9                    13               13
     Purchase of premises and equipment                       (184)             (184)                 (281)            (281)
                                                             -----             -----                 -----            -----

       Net cash provided by (used in) investing activities     799               866                (6,297)          (6,135)
                                                               ---               ---               -------          -------

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                        CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 For The Three and Six Month Periods Ended September 30, 2003
                                                        (In thousands)


                                                           Three Month Period                      Six Month Period
                                                           ------------------                      ----------------

                                                      Corrected          Reported             Corrected         Reported
                                                      ---------          --------             ---------         --------
Cash flows from financing activities:
   Net decrease in deposits                            $(2,342)          $(2,342)              $(1,627)        $(1,627)
   Net decrease in repurchase agreements                (3,731)           (3,731)               (3,848)         (3,848)
   Advances from Federal Home Loan Bank                  3,800             3,800                 3,800           3,800
   Repayment of FHLB advances                           (1,900)           (1,900)               (1,900)         (1,900)
   Decrease in advances from borrowers
      for taxes and insurance                              (83)              (83)                  (47)            (47)
   Dividends paid                                          ---               ---                  (207)           (207)
   Options exercised                                       ---*               (8)                  ---*            (37)
   Purchase of incentive plan shares                        (5)*             ---                  (225)*           ---
                                                           ---               ---                 -----             ---

      Net cash used in financing activities             (4,261)*          (4,264)               (4,054)*        (3,866)
                                                        -------           -------               -------         -------

(Decrease) in cash and cash equivalents                 (3,400)           (3,400)               (9,499)         (9,499)

Cash and cash equivalents at beginning of period         6,922             6,922                13,021          13,021
                                                         -----             -----                ------          ------

Cash and cash equivalents at end of period              $3,522            $3,522                $3,522          $3,522
                                                        ======            ======                ======          ======


Supplemental Disclosures:
 Additional Cash Flows Information:
   Cash paid for:
     Interest on deposits, advances and
       repurchase agreements                              $413              $413                  $878            $878
     Income taxes:
      Federal                                              290               290                   290             290
      State                                                 45                45                    97              97

Schedule of Non-Cash Investing Activities:
   Foreclosed real estate refinanced as loans               25                25                    68              68


 Schedule of Non-cash Financing Activities:
   Options exercised                                       ---               ---                   ---*              1



*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                              CONDENSED CONSOLIDATED BALANCE SHEETS
                                (In thousands, except share data)
                                        December 31, 2003


                                                                             Corrected         Reported
                                                                             ---------         --------
                                           ASSETS
Cash and Cash Equivalents:
  Cash and due from banks                                                        $974             $974
  Interest bearing deposits in banks                                            3,778            3,778
                                                                                -----            -----
     Total Cash and Cash Equivalents                                            4,752            4,752

Securities available for sale                                                  23,410           23,410
Loans, net of allowance for loan losses of $680,000 at December 31, 2003       67,453           67,453
Foreclosed assets, net                                                             22               22
Premises and equipment, net                                                     2,733            2,733
Accrued interest receivable                                                       580              580
Bank owned life insurance                                                       1,180            1,180
Other assets                                                                      330              330
                                                                                  ---              ---

     Total Assets                                                            $100,460         $100,460
                                                                             ========         ========
                           LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits
 Non-interest-bearing                                                          $8,001           $8,001
 Interest-bearing                                                              74,890           74,890
                                                                               ------           ------
     Total Deposits                                                            82,891           82,891

Advances from Federal Home Loan Bank                                            3,000            3,000
Repurchase agreements                                                           3,130            3,130
Advances from Borrowers for taxes and insurance                                    44               44
Accrued interest payable                                                          115              115
Accrued income taxes                                                              ---*              30
Deferred income taxes                                                              91*             133
Accrued expenses                                                                  494*             157
                                                                                  ---              ---
     Total Liabilities                                                         89,765*          89,500
                                                                               ------           ------

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $.01 par value; authorized 500,000 shares,
         No shares issued and outstanding
Common stock, $ .01 par value; authorized 2,000,000 shares
  859,625 shares issued and outstanding                                             9                9
Additional paid-in capital                                                      8,454*           8,374
Retained earnings                                                               7,387*           7,507
Treasury stock, at cost (334,708 shares December 31, 2003)                    (4,856)          (4,856)
Accumulated other comprehensive income                                            225              225
Common stock acquired by ESOP/RRP                                               (524)*           (299)
                                                                                -----            -----
     Total Stockholders' Equity                                                10,695*          10,960
                                                                               ------           ------

     Total Liabilities and Stockholders' Equity                              $100,460         $100,460
                                                                             ========         ========

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                       CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                              For the Three and Nine Month Periods Ended December 31, 2003
                                                     (In thousands)


                                                             Three Month Period             Nine Month Period
                                                             ------------------             -----------------

                                                         Corrected       Reported      Corrected         Reported
                                                         ---------       --------      ---------         --------
Interest income:
    Interest on loans, including fees                      $1,137         $1,137         $3,434            $3,434
    Debt securities
      Taxable                                                 224            224            699               699
      Tax-exempt                                               17             17             49                49
    Dividends                                                  14             14             39                39
                                                               --             --             --                --
       Total interest income                                1,392          1,392          4,221             4,221
                                                            -----          -----          -----             -----

  Interest expense:
    Interest on deposits                                      313            313          1,038             1,038
    Interest on FHLB advances                                  42             42            125               125
    Interest on repurchase agreements                          12             12             59                59
                                                               --             --             --                --
     Total interest expense                                   367            367          1,222             1,222
                                                              ---            ---          -----             -----

      Net interest income                                   1,025          1,025          2,999             2,999
  Provision for loan losses                                    30             30             75                75
                                                               --             --             --                --
      Net interest income after provision                     995            995          2,924             2,924

  Non-interest income:
    Charges and fees on deposit accounts                      190            190            547               547
    Charges and other fees on loans                             1              1             46                46
    Other non-interest income                                  54             54            163               163
    Life insurance proceeds                                    12             12             37                37
    Net gain on sale of loans                                  24             24            162               162
    Net realized gain on sale of investments                    6              6              6                 6
                                                                -              -              -                 -
      Total other income                                      287            287            961               961
                                                              ---            ---            ---               ---

  Non-interest expense:
    Compensation and employee benefits                        498*           425          1,477*            1,285
    Occupancy and equipment                                   122            122            365               365
    Data Processing                                            43             43            111               111
    Audit, legal and other professional                        33             33             99                99
    Advertising                                                27             27             67                67
    Telephone and postage                                      20             20             72                72
    Loss on sale of foreclosed property                        13             13              6                 6
    Other                                                     127            127            376               376
                                                              ---            ---            ---               ---
     Total other expenses                                     883*           810          2,573*            2,381
                                                              ---            ---          -----             -----

      Income before income tax                                399*           472          1,312*            1,504

  Provision for income taxes                                  149*           177            494*              566
                                                              ---            ---            ---               ---

     Net Income                                              $250*          $295           $818*             $938
                                                             ====           ====           ====              ====

  Earnings Per Share-Basic                                  $0.51*         $0.59          $1.69*            $1.88
  Earnings Per Share-Diluted                                $0.48*         $0.57          $1.58*            $1.88

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                     CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                              For the Three and Nine Month Periods Ended December 31, 2003
                                                     (IN THOUSANDS)


                                                                Three Month Period                Nine Month Period
                                                                ------------------                -----------------

                                                            Corrected         Reported       Corrected         Reported
                                                            ---------         --------       ---------         --------
Cash flows from operating activities:
   Net income                                                 $250*             $295           $818*            $938
   Adjustments to reconcile net income to net cash
    provided by (used in) operating activities
     Provision for depreciation                                 65                65            196              196
     Provision for loan losses                                  30                30             75               75
     Net amortization and accretion on investments              39                39            153              153
     Amortization of mortgage servicing rights                  15               ---             89              ---
     ESOP shares allocated                                      38                39            106              106
     Compensation related to exercise of options               ---               ---              1*             ---
     Decrease in accrued interest receivable                   114               114             22               22
     Increase in Bank Owned Life Insurance                     (12)              (12)           (37)             (37)
     Decrease (increase) in other assets                        (6)                9           (136)             (47)
     (Decrease) in accrued interest payable                    (11)              (11)           (34)             (34)
     Increase in accrued income taxes                          ---*               19            (10)*             20
     Decrease (increase) in deferred income taxes               12*               24            (14)*             26
     Increase (decrease) in accrued expenses                    37*                5            223*            (114)
     Prepaid income taxes                                        3*              ---            ---              ---
     Stock dividends on FHLB Stock                             (10)              (10)           (29)             (28)
     Originations of mortgage loans held for sale           (1,105)               ---       (10,021)              ---
     Proceeds from sale of mortgage loans                    1,129               ---         10,183              ---
     Gain on sale of loans                                     (24)             (24)           (162)            (162)
     Realized gain on sale of investments                       (6)               (6)            (6)              (6)
     Net loss on sale of foreclosed property                    13                13              6                6
                                                                --                --              -                -

       Net cash provided by operating activities               571               589          1,423            1,114
                                                               ---               ---          -----            -----

   Cash flows from investing activities:
     Proceeds from maturities of securities available for sale 250               250            282              282
     Purchase of securities available for sale                (459)             (459)          (701)            (701)
     Purchase of mortgage-backed securities
             available for sale                                ---               ---         (9,459)          (9,459)
     Federal Reserve Bank Stock purchased                      ---               ---            (11)             (11)
     Purchase of Independent Bankers Bank Stock               (100)             (100)          (100)            (100)
     Repayment of principal- mortgage-backed securities      1,554             1,554          7,481            7,481
     Net change in loans receivable                           (944)           (4,026)        (3,220)         (15,698)
     Purchased loans or participations                         ---               ---            ---             (537)
     Proceeds from sale or participation of originated loans   ---             3,106            ---           13,178
     Proceeds from sale of foreclosed property                 ---               ---             13               13
     Purchase of premises and equipment                        (59)              (59)          (340)            (340)
                                                              ----              ----          -----            -----

       Net cash provided by (used in) investing activities     242               266         (6,055)          (5,892)
                                                               ---               ---         -------         --------

*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.


                                      CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                               For The Three and Nine Month Periods Ended December 31, 2003
                                                      (In thousands)


                                                                 Three Month Period               Nine  Month Period
                                                                 ------------------               ----  ------------

                                                             Corrected         Reported        Corrected        Reported
                                                             ---------         --------        ---------        --------
   Cash flows from financing activities:
      Net increase in deposits                                $1,776            $1,776            $149             $149
      Net increase (decrease) in repurchase agreements           548               548          (3,300)          (3,300)
      Advances from Federal Home Loan Bank                     2,700             2,700           6,500            6,500
      Repayment of FHLB advances                              (4,600)           (4,600)         (6,500)          (6,500)
      Decrease in advances from borrowers
         for taxes and insurance                                  (7)               (7)            (54)             (54)
      Options exercised                                          ---*              (42)            ---*             (79)
      Dividends paid                                             ---               ---            (207)            (207)
      Purchase of incentive plan shares                          ---*              ---            (225)*            ---
                                                                 ---               ---           -----              ---

         Net cash provided by (used in) financing activities     417*              375          (3,637)*         (3,491)
                                                                 ---               ---         -------          -------

Increase (decrease) in cash and cash equivalents               1,230             1,230          (8,269)          (8,269)

   Cash and cash equivalents at beginning of period            3,522             3,522          13,021           13,021
                                                               -----             -----          ------           ------

   Cash and cash equivalents at end of period                 $4,752            $4,752          $4,752           $4,752
                                                             =======            ======          ======           ======


   Supplemental Disclosures:
    Additional Cash Flows Information:
      Cash paid for:
        Interest on deposits, advances and
          repurchase agreements                                 $378              $378          $1,256           $1,256
        Income taxes:
         Federal                                                 110               110             400              400
         State                                                    22                22             119              119

   Schedule of Non-Cash Investing Activities:
     Transfers to foreclosed real estate                          22                22              22               22
     Foreclosed real estate refinanced as loans                  ---               ---              68               68

Schedule of Non-Cash Financing Activities
     Options exercised                                           ---               ---             ---*               1




*The information presented above has been restated to give proper treatment to the unearned Directors Retirement Plan ("DRP") compensation and the exercise of options under the Company's Incentive Stock Option Plan. See Note 1 of Notes to Condensed Consolidated Financial Statements.